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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):            September 8, 1997


                            MAJOR REALTY CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


          0-1748                                        590898509
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(Commission File Number)                     (IRS Employer Identification No.)


5728 Major Boulevard, Suite 306, Orlando, Florida                32819
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(Address of principal executive offices)                       (Zip Code)


     Registrant's Telephone Number, Including Area Code: (407) 351-1111
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ITEM 5.  OTHER EVENTS.

         The Company announced it has sold 10.07 acres of multifamily land located on Cason Cove Drive in Orlando to Water View Partners, LTD. for $850,000. The sales price was paid in cash at closing. Approximately $595,000 of the proceeds was used to repay company debt and the remainder will be used for company operations.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Businesses Acquired.

                 None.

         (b)     Pro Forma Financial Information.

                 None.

         (c)     Exhibits.

                 None.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Major Realty Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   MAJOR REALTY CORPORATION



                                                   By:  /s/ David L. Treadwell
                                                      -------------------------
                                                        David L. Treadwell
                                                        Chairman and CEO

      September 9, 1997
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            Date





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